                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                January 23, 1996
                                ----------------


                            Wang Laboratories, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
               --------------------------------------------------
                 (State or other jurisdiction of incorporation)



            1-5677                                    04-2192707
   ------------------------                ---------------------------------
   (Commission File Number)                (IRS Employer Identification No.)



    600 Technology Park Drive, Billerica, Massachusetts           01821
----------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code (508) 967-5000
                                                   --------------
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ITEM 5. OTHER EVENTS.
        ------------

        On January 23, 1996 Wang Laboratories, Inc. ("Wang") announced that it had reached an agreement to repurchase and retire all of the outstanding shares of its 11% Exchangeable Preferred Stock for approximately $73 million in cash.



Item 7. FINANCIAL STATEMENT AND EXHIBITS.
        --------------------------------

        (c)  Exhibits

Item                    Description
----                    -----------
99.                     Press Release Announcing
                          Repurchase of Outstanding
                          11% Preferred Stock

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WANG LABORATORIES, INC.



Dated:  January 26, 1996           By:  /s/ Albert A. Notini
       _________________                _____________________
                                        Albert A. Notini,
                                        Senior Vice President,
                                        General Counsel and
                                        Secretary


                                 EXHIBIT INDEX


Exhibit No.        Description                                     Page No.
-----------        -----------                                     --------
Item                    Description
----                    -----------

99.                     Press Release Announcing
                          Repurchase of Outstanding
                          11% Preferred Stock